                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-21324                  06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On September 1, 2004, NYFIX, Inc. (the "Company") announced the successful launch of new automated trading  facilities.  The text of a press release issued by the  Company is  furnished  as  Exhibit  99.1 and is  incorporated  herein by reference.

Item 9.01.  Financial Statements and Exhibits.
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(c)         Exhibits

            Exhibit No.    Exhibits
            -----------    --------

            99.1           Press release of NYFIX, Inc. dated September 1, 2004.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         NYFIX, INC.

                                         By: /s/ Brian Bellardo
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                                                 Brian Bellardo
                                                 Secretary
September 7, 2004